Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”)

German American Capital Corporation

Deutsche Bank Securities Inc.

Goldman Sachs Mortgage Company

Goldman Sachs & Co. LLC

Goldman Sachs Bank USA

(collectively, the “Specified Parties”)

Re:	DBGS 2024-ICNQ Mortgage Trust (the “Issuing Entity”)
Commercial Mortgage Pass-Through Certificates (the “Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Specified Parties, for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to the Mortgage Loan (as defined herein) contained on the Data Files (as defined herein) (the “Subject Matter”) relating to the Issuing Entity’s securitization transaction as of 24 October 2024. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Depositor provided us with:

a.	Certain electronic data files (the “Data Files”) that are described in Attachment A,
b.	Copies of various source documents (the “Source Documents”), which are listed on Exhibit 1 to Attachment A,
c.	A list of characteristics on the Data Files (the “Compared Characteristics”), which are listed on Exhibit 2 to Attachment A, that the Depositor instructed us to compare to information contained in the Source Documents,
d.	A list of characteristics on the Data Files (the “Recalculated Characteristics”), which are described in Attachment A, that the Depositor instructed us to recalculate using information on the Data Files,
e.	A list of characteristics on the Data Files (the “Provided Characteristics”), which are listed on Exhibit 3 to Attachment A, on which the Depositor instructed us to perform no procedures,
f.	A draft of the preliminary offering circular for the Issuing Entity’s securitization transaction (the “Draft Preliminary Offering Circular”) and
g.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Data Files, Source Documents, Compared Characteristics, Recalculated Characteristics, Provided Characteristics, Draft Preliminary Offering Circular and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A with respect to the Data Files. We have not verified, and we make no representation as to, the appropriateness, accuracy, completeness or reasonableness of the Source Documents, Provided Characteristics, Draft Preliminary Offering Circular or any other information provided to us by the Depositor upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to: (a) the existence of the Mortgage Loan, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Depositor that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loan conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loan,
iii.	Whether the originator(s) of the Mortgage Loan complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Mortgage Loan that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

24 October 2024

Attachment A Page 1 of 4

Background

For the purpose of the procedures described in this report, the Depositor indicated that:

a.	The Issuing Entity’s assets will consist primarily of certain promissory notes which evidence a five-year, componentized, fixed-rate interest-only mortgage loan (the “Mortgage Loan”) and
b.	The Mortgage Loan is secured by, among other things, the borrowers’ fee and leasehold interests in six multifamily properties located across five states (each, a “Mortgaged Property” and collectively, the “Mortgaged Properties).

Procedures performed and our associated findings

1.	The Depositor provided us with:
a.	An electronic data file (the “Preliminary Data File”) that the Depositor indicated contains information relating to the Mortgage Loan and Mortgaged Properties that is expected to be as of 6 November 2024 (the “Reference Date”) and
b.	Record layout and decode information relating to the information on the Preliminary Data File.

Using the information in the Source Documents, we compared the Compared Characteristics listed on Exhibit 2 to Attachment A, as shown on the Preliminary Data File, to the corresponding information in the Source Documents indicated on Exhibit 2 to Attachment A, subject to the instructions, assumptions and methodologies stated in the notes on Exhibit 2 to Attachment A. If more than one Source Document is listed for a Compared Characteristic, the Depositor instructed us to note agreement if the value on the Preliminary Data File for the Compared Characteristic agreed with the corresponding information in at least one of the Source Documents listed for such Compared Characteristic on Exhibit 2 to Attachment A (except as described in the notes on Exhibit 2 to Attachment A). We performed no procedures to reconcile any differences that may exist between various Source Documents for any of the Compared Characteristics listed on Exhibit 2 to Attachment A.

We performed certain procedures on earlier versions of the Data Files and communicated differences prior to being provided the Data Files which were subjected to the procedures as described herein.

2.	As instructed by the Depositor, we adjusted the information on the Preliminary Data File to correct all the differences we noted in performing the procedures described in the Item above and provided a list of such differences to the Depositor. The Preliminary Data File, as so adjusted, is hereinafter referred to as the “Updated Data File.”

Attachment A Page 2 of 4

3.	Subsequent to the performance of the procedures described in the Items above, we received from the Depositor:
a.	An electronic data file (the “Final Data File,” which together with the Preliminary Data File comprise the Data Files) that the Depositor indicated contains information relating to the Mortgage Loan and Mortgaged Properties as of the Reference Date and
b.	Record layout and decode information relating to the information on the Final Data File.

Using information on the:

a.	Final Data File and
b.	Updated Data File,

we compared each Compared Characteristic listed on Exhibit 2 to Attachment A, as shown on the Final Data File, to the corresponding information on the Updated Data File and found such information to be in agreement.

4.	Using the “First Payment Date,” as shown on the Final Data File, we recalculated the “Seasoning as of Cut-off Date (Months)” of the Mortgage Loan as of the Reference Date. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

5.	Using the:
a.	First Payment Date and
b.	Maturity Date,

as shown on the Final Data File, we recalculated the “Original Balloon Term (Months)” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

6.	The applicable Source Document(s) indicate that the Mortgage Loan is interest-only for its entire term. Based on this information, the Depositor instructed us to:
a.	Use the “Original Balloon Term (Months),” as shown on the Final Data File, for the original interest-only period of the Mortgage Loan (the “Original Interest Only Period (Months)”),
b.	Use “0” for the:
i.	Original amortization term of the Mortgage Loan (the “Original Amort. Term (Months)”) and
ii.	Remaining amortization term of the Mortgage Loan (the “Remaining Term to Amortization (Months)”) and
c.	Use the “Original First Mortgage Balance,” as shown on the Final Data File, for the:
i.	Principal balance of the Mortgage Loan and each Mortgaged Property as of the Reference Date (the “Cut-off First Mortgage Balance”) and
ii.	Principal balance of the Mortgage Loan and each Mortgaged Property as of the “Maturity Date” of the Mortgage Loan (the “First Mortgage Maturity Balance”).

We compared this information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 3 of 4

7.	Using the:
a.	Original Balloon Term (Months),
b.	Original Interest Only Period (Months) and
c.	Seasoning as of Cut-off Date (Months),

as shown on the Final Data File, we recalculated the:

i.	Remaining Term to Maturity (Months) and
ii.	Rem IO Period

of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

8.	Using the:
a.	Original First Mortgage Balance,
b.	First Mortgage Interest Rate and
c.	Interest Calculation (30/360 / Actual/360),

as shown on the Final Data File, and the calculation methodologies provided by the Depositor which are described in the succeeding paragraph(s) of this Item, we recalculated the “First Mortgage Monthly Debt Service” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to recalculate the “First Mortgage Monthly Debt Service” of the Mortgage Loan as 1/12th of the product of:

a.	The “Original First Mortgage Balance,” as shown on the Final Data File,
b.	The “First Mortgage Interest Rate,” as shown on the Final Data File, and
c.	365/360.

Attachment A Page 4 of 4

9.	Using the:
a.	First Mortgage Monthly Debt Service,
b.	Cut-off First Mortgage Balance,
c.	First Mortgage Maturity Balance,
d.	Appraisal Value,
e.	UW NOI,
f.	UW NCF and
g.	Units/Rentable Square Ft.,

as shown on the Final Data File, and the applicable calculation methodologies and assumptions described in the Draft Preliminary Offering Circular, we recalculated the:

i.	A Note UW NOI DSCR,
ii.	A Note UW NCF DSCR,
iii.	A Note LTV at Cut-off,
iv.	A Note LTV at Maturity,
v.	A Note U/W NOI Debt Yield,
vi.	A Note U/W NCF Debt Yield and
vii.	A-Note Cut-off Balance per Unit

of the Mortgage Loan and, with respect to vii. above, of each Mortgaged Property. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to:

a.	Round the characteristics listed in i. through ii. above to two decimal places and
b.	Round the characteristics listed in iii. through vi. above to the nearest 1/10th of one percent.

10.	Using the:
a.	Master,
b.	Primary,
c.	Cert Admin Fee Rate,
d.	OA Rate and
e.	CREFC Fee Rate,

as shown on the Final Data File, we recalculated the “Admin Fee Rate” of the Mortgage Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

11.	Using the “Cut-off First Mortgage Balance,” as shown on the Final Data File, we recalculated the “% of Total Cut-off Date Pool Balance” of the Mortgage Loan and each Mortgaged Property. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Exhibit 1 to Attachment A

Source Documents

Mortgage Loan Source Documents

Source Document Title	Source Document Date

Loan Agreement (see Note 1)	23 October 2024

Allocated Loan Amount Schedule (see Note 1)	24 October 2024

Guaranty Agreement (see Note 1)	23 October 2024

Deposit Account Control Agreements (see Note 1)	23 October 2024

Assignment of Management Agreements (see Note 1)	23 October 2024

Mortgaged Property Source Documents

Source Document Title	Source Document Date

Appraisal Reports	October 2024

Portfolio Appraisal Report	15 October 2024

Engineering Reports	14 October 2024

Phase I Environmental Reports	14 October 2024

USPS Internet Site (www.usps.com)	Not Applicable

Underwriter’s Summary Report	Not Dated

Underwritten Retail Rent Roll	Not Dated

Borrower Rent Roll	10 September 2024

Ground Lease	30 October 2020

Ground Lease Abstract	21 September 2020

Note:

1.	The indicated provided Source Document(s) are draft document(s) with the Source Document Date reflecting the latest date of receipt. For the purpose of the procedures described in this report, the Depositor instructed us to treat the indicated Source Document(s) as fully executed.

Exhibit 2 to Attachment A Page 1 of 4

Compared Characteristics and Source Documents

Mortgaged Property Information:

Characteristic	Source Document(s)

Address (see Note 1)	Appraisal Report
City (see Note 1)	Appraisal Report
State (see Note 1)	Appraisal Report
County	Appraisal Report
Zip Code	USPS Internet Site (www.usps.com)
Property Type	Appraisal Report
Property Sub-Type	Appraisal Report
Year Built	Appraisal Report
Year Renovated	Appraisal Report
Units/Rentable Square Ft.	Borrower Rent Roll
Primary Unit of Measure	Borrower Rent Roll
Most Recent Physical Occupancy (see Note 2)	Borrower Rent Roll
Most Recent Rent Roll Date	Borrower Rent Roll
Single Tenant (Yes/No)	Borrower Rent Roll
Property Manager	Loan Agreement
Ground Lease Expiration Date	Ground Lease Abstract
Ground Lease Extension Options	Ground Lease Abstract

Third Party Information:

Characteristic	Source Document(s)

Appraisal Value (see Note 3)	Appraisal Report
Date of Valuation (see Note 3)	Appraisal Report
FIRREA Eligible (Yes/No)	Appraisal Report
Date of Engineering Report	Engineering Report
Date of Phase I Report	Phase I Environmental Report

Exhibit 2 to Attachment A Page 2 of 4

Underwriting Information: (see Note 4)

Characteristic	Source Document(s)

UW EGI	Underwriter’s Summary Report
UW Expenses	Underwriter’s Summary Report
UW NOI	Underwriter’s Summary Report
UW Replacement Reserves	Underwriter’s Summary Report
UW TI/LC	Underwriter’s Summary Report
UW NCF	Underwriter’s Summary Report
Most Recent Date	Underwriter’s Summary Report
Most Recent EGI	Underwriter’s Summary Report
Most Recent Expenses	Underwriter’s Summary Report
Most Recent NOI	Underwriter’s Summary Report
Most Recent Replacement Reserves	Underwriter’s Summary Report
Most Recent TI/LC	Underwriter’s Summary Report
Most Recent NCF	Underwriter’s Summary Report

Reserve and Escrow Information:

Characteristic	Source Document(s)

Replacement Reserve taken at Closing	Loan Agreement
Replacement Reserve Cap	Loan Agreement
Insurance at Closing	Loan Agreement
Monthly Insurance Constant / Escrow	Loan Agreement
Ongoing Other Reserve	Loan Agreement
Description Other Reserve	Loan Agreement

Exhibit 2 to Attachment A Page 3 of 4

Mortgage Loan Information:

Characteristic	Source Document(s)

Borrower	Loan Agreement
Mortgage Loan Originator	Loan Agreement
Original First Mortgage Balance	Loan Agreement and Allocated Loan Amount Schedule
Amortization Type	Loan Agreement
Interest Calculation (30/360 / Actual/360)	Loan Agreement
ARD (Yes/No)	Loan Agreement
Payment Day	Loan Agreement
Grace Period (Late Fee)	Loan Agreement
Grace Period (Default)	Loan Agreement
Assumption Fee	Loan Agreement
LockBox Type (see Note 5)	Loan Agreement
Cash Management (see Note 6)	Loan Agreement
Excess Cash Trap Trigger	Loan Agreement
Partial Prepay Allowed (Yes/No)	Loan Agreement
Partial Prepayment Description	Loan Agreement
SPE	Loan Agreement
Guarantor	Guaranty Agreement
Earnout/Holdback	Loan Agreement
TIC	Loan Agreement
Existing Additional Debt (Yes/No)	Loan Agreement
Future Additional Debt Permitted (Yes/No)	Loan Agreement
Release Provisions	Loan Agreement
Release Provisions Description	Loan Agreement

Exhibit 2 to Attachment A Page 4 of 4

Notes:

1.	For the purpose of comparing the indicated characteristics, the Depositor instructed us to ignore differences that are due to standard postal abbreviations.

2.	For the purpose of comparing the “Most Recent Physical Occupancy” characteristic for each Mortgaged Property, the Depositor instructed us to treat units as occupied if the respective unit type is “Stay,” as shown in the borrower rent roll Source Document.

3.	For the purpose of comparing the “Appraisal Value” and “Date of Valuation” characteristics, the Depositor instructed us to use the appraisal value and appraisal value date associated with the “Market Value "As Is" with Short Term Rentals” appraisal valuation type, respectively, as shown in the applicable Source Document(s).

4.	For the purpose of comparing the “Underwriting Information” characteristics that are expressed as dollar values, the Depositor instructed us to ignore differences of +/- $1 or less.

5.	For the purpose of comparing the “LockBox Type” characteristic, the Depositor instructed us to use “Soft” if the applicable Source Document(s) require the borrower(s) or manager(s) to deposit all rents collected from residential tenants into a lockbox account controlled by the lender(s).

6.	For the purpose of comparing the “Cash Management” characteristic, the Depositor instructed us to use “Springing” if:
a.	Prior to the occurrence of an event of default or one or more specified trigger events described in the applicable Source Document(s), funds in the lockbox account are transferred to an account controlled by the borrower(s) or otherwise made available to the borrower(s) and
b.	Upon the occurrence of an event of default or one or more specified trigger events described in the applicable Source Document(s), funds in the lockbox account are transferred to a cash management account controlled by the lender(s), and the funds are disbursed according to the applicable Source Document(s).

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Depositor that are described in the notes above.

Exhibit 3 to Attachment A Page 1 of 2

Provided Characteristics

Characteristic

Loan Number
Property Name
Mortgage Loan Seller
Properties per Loan
First Mortgage Interest Rate
Original A Note Balance
Original B Note Balance
Original Trust Loan Amount
Original Trust A Note Balance
Original Trust B Note Balance
Original Companion Loan Amount
A Note Interest Rate
B Note Interest Rate
Date of Seismic Report
PML (%)
Date of Phase II Report (if applicable)
Sponsor
Related Principal
Loan Purpose
Lien Position
Ownership Interest
OA Rate
Master
Primary
Cert Admin Fee Rate
CREFC Fee Rate
Sub Servicer Fee Rate
Sub Serviced (Y/N)
Sub Servicer Name
Prepayment Provision
Earnout/Holdback Description
Future Additional Debt Type
Future Additional Debt Description
Existing Additional Debt Amount
Existing Additional Debt Description
Letter of Credit
TI/LC taken at Closing
Monthly TI/LC
TI/LC Reserve Cap
First Payment Date
Maturity Date
Lockout Expiration Date

Exhibit 3 to Attachment A Page 2 of 2

Characteristic

Earthquake Insurance (Y/N)
Terrorism Insurance (Y/N)
Windstorm Insurance (Y/N)
Environmental Insurance (Y/N)
Appraisal Value As Is/ Stabilized
Note Date
Monthly Replacement Reserve
Tax at Closing
Monthly Tax Constant / Escrow
Engineering Reserve taken at Closing
Debt Service Reserve taken at Closing
Monthly Debt Service Reserve
Debt Service Reserve Cap
Upfront Other Reserve
Cut-off Trust A Note Balance
Trust A Note Maturity Balance
Cut-off A Note Balance
A Note Maturity Balance
Cut-off Trust B Note Balance
Trust B Note Maturity Balance
Cut-off B Note Balance
B Note Maturity Balance
Cut-off Trust Loan Amount
Trust Maturity Balance
Cut-off Companion Loan Amount
Companion Loan Maturity Balance
Weighted Average Trust Interest Rate
A Note Monthly Debt Service
B Note Monthly Debt Service
Whole Loan Cut-off Balance per Unit
Whole Loan LTV at Cut-off
Whole Loan LTV at Maturity
Whole Loan U/W NOI Debt Yield
Whole Loan U/W NCF Debt Yield
Whole Loan UW NOI DSCR
Whole Loan UW NCF DSCR

Note:	We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the Provided Characteristics.